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 Institutional Class Prospectus Supplement

  October 27, 2003

Morgan Stanley Institutional Fund Trust


Supplement dated October 27, 2003 to the Institutional Class Prospectus dated January 31, 2003 of:

Strategic Small Value Portfolio

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On October 23, 2003, the Board of Trustees of the Morgan Stanley Institutional
Fund Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Strategic Small Value Portfolio of the Fund (the "Portfolio") and the U.S. Small Cap Value Portfolio of the Fund ("U.S. Small Value"), pursuant to which substantially all of the assets of the Portfolio would be combined with those of U.S. Small Value and shareholders of the Portfolio would become shareholders of U.S. Small Value receiving shares of U.S. Small Value equal to the value of their holdings in the Portfolio (the "Reorganization"). Each shareholder of the Portfolio will receive the Class of shares of U.S. Small Value that corresponds to the Class of shares of the Portfolio currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders to be held on or about February 24, 2004. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning U.S. Small Value will be distributed to shareholders of the Portfolio.






Please retain this supplement for future reference.